Exhibit 23.01



                                  CONSENT  OF  INDEPENDENT  ACCOUNTANTS




We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-61264) of Northern States Power Company of our report dated June 27, 2000 relating to the financial statements of the Northern States Power Company Employee Stock Ownership Plan, which appears in this Form 11-K.


        /s/
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PricewaterhouseCoopers  LLP
Minneapolis,  Minnesota
June  27,  2000